UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2019 (March 27, 2019)

Portman Ridge Finance Corporation

(Exact name of registrant as specified in its charter)

Delaware	814-00735	20-5951150
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 Madison Avenue, 23rd Floor
New York, New York	10022
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (212) 891-2880

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously disclosed, in connection with the closing of the externalization transaction between KCAP Financial, Inc. (“KCAP”) and BC Partners Advisors L.P. (“BCP”) on April 1, 2019 (the “Closing”), KCAP changed its name to Portman Ridge Finance Corporation (“Portman Ridge”). References herein to the “Company” refer to KCAP immediately prior to the Closing and to Portman Ridge at and after the Closing.

Item 1.01. Entry into a Material Definitive Agreement.

On March 27, 2019, Great Lakes KCAP Funding I, LLC (f/k/a KCAP Funding I, LLC) (“Funding”), a wholly owned subsidiary of the Company, entered into the second amendment (the “Second Amendment”) to the Loan and Security Agreement among the Company, as the servicer, certain institutional lenders, Cadence Bank, N.A., as the administrative agent, lead arranger and bookrunner, and CIBC Bank USA, as documentation agent (as amended and supplemented (the “Revolving Credit Facility”) to, among other things, increase the maximum principal amount of the Revolving Credit Facility from $50.0 million to $57.5 million.

On April 1, 2019, Funding entered into the third amendment (the “Third Amendment”) to the Revolving Credit Facility to, among other things, increase the principal amount of the Revolving Credit Facility from $57.5 million to $67.5 million.

The foregoing descriptions are only a summary of the material provisions of the Second Amendment and the Third Amendment and are qualified in their entirety by reference to copies of the Second Amendment and the Third Amendment, which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Form 8-K is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1

Second Amendment to Loan and Security Agreement, dated as of March 27, 2019, by and among Great Lakes KCAP Funding I, LLC, KCAP Financial, Inc., the financial institutions party to the Agreement from time to time as lenders, Cadence Bank, N.A., CIBC Bank USA.

10.2	Third Amendment to Loan and Security Agreement, dated as of April 1, 2019, by and among Great Lakes KCAP Funding I, LLC, KCAP Financial, Inc., the financial institutions party to the Agreement from time to time as lenders, Cadence Bank, N.A., CIBC Bank USA.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 2, 2019	Portman Ridge Finance Corporation

	By:	/s/ Edward U. Gilpin
Name: Edward U. Gilpin
Title: Chief Financial Officer